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                            SIGNATURES - EXHIBIT 24

      THE REGISTRANT.   Pursuant to the requirements of the Securities Act of
      --------------
1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clayton, State of Missouri, on May 19, 1999.

ENTERBANK HOLDINGS, INC.                  ENTERBANK HOLDINGS, INC.

    /s/ James C. Wagner                       /s/ Fred H. Eller
By: --------------------------------      By: --------------------------------
       James C. Wagner                           Fred H. Eller
       Chief Financial Officer                   Chief Executive Officer

                               POWER OF ATTORNEY

            We, the undersigned officers and directors of Enterbank Holdings, Inc., hereby severally constitute and appoint Fred H. Eller and James C. Wagner and each of them, our true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for each of us in our name, place, and stead, in any and all capacities, to sign Enterbank Holdings, Inc.'s Registration Statement on Form S-8, and any other Registration Statement relating to the same offering, and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grant to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as each of us might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.


SIGNATURES                                TITLE                                           DATE
----------                                -----                                           ----

/s/ Fred H. Eller
--------------------------                President, Chief Executive Officer              May 19, 1999
Fred H. Eller                             and Director


/s/ Ronald E. Henges
--------------------------                Chairman of the Board                           May 19, 1999
Ronald E. Henges                          of Directors


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

SIGNATURES                                TITLE                                           DATE
----------                                -----                                           ----

/s/ Kevin C. Eichner
--------------------------
Kevin C. Eichner


/s/ Randall D. Humphreys
--------------------------                Director                                        May 19, 1999
Randall D. Humphreys


/s/ Paul R. Cahn
--------------------------                Director                                        May 19, 1999
Paul R. Cahn


/s/ William B. Moskoff
--------------------------                Director                                        May 19, 1999
William B. Moskoff


/s/ Birch M. Mullins
--------------------------                Director                                        May 19, 1999
Birch M. Mullins


/s/ Robert E. Saur
--------------------------                Director                                        May 19, 1999
Robert E. Saur


/s/ Paul L. Vogel
--------------------------                Director                                        May 19, 1999
Paul L. Vogel


/s/ James A. Williams
--------------------------                Director                                        May 19, 1999
James A. Williams


/s/ Henry D. Warshaw
--------------------------                Director                                        May 19, 1999
Henry D. Warshaw


/s/ James L. Wilhite
--------------------------                Director                                        May 19, 1999
James L. Wilhite


/s/ Ted C. Wetterau
--------------------------                Director                                        May 19, 1999
Ted C. Wetterau


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